UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2006

UNIVERSAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-652	54-0414210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1501 North Hamilton Street Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1501 North Hamilton Street

Richmond, Virginia

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principle Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2006, the Registrant elected George C. Freeman III to succeed Allen B. King as the Registrant’s President with immediate effect. Mr. King remains as the Registrant’s Chief Executive Officer and Chairman of the Board.

Mr. Freeman, 43, has been with the Registrant since 1997. He had previously served as Vice President since November 2005 and as General Counsel and Secretary from February 2001 to November 2005. Prior to that time, he was an attorney with Hunton & Williams, an international law firm.

Prior to his appointment as President, the Registrant and Mr. Freeman had entered into a change of control employment agreement (the “Agreement”) on November 17, 2006. The Registrant filed a Current Report on Form 8-K on November 24, 2006 (the “Form 8-K”) to report the entry into the Agreement between the Registrant and certain principal officers of the Registrant other than Mr. Freeman. The Registrant summarized the provisions of the Agreement in the Form 8-K, and such summary is incorporated by reference into this Item 5.02. In addition, the full text of the form of the Agreement is being filed as Exhibit 10.1 to this report and incorporated by reference into this Item 5.02.

A copy of the press release announcing this management change is being filed as Exhibit 99.1 to this report.

Item 8.01. Other Events.

On December 13, 2006, the Registrant issued a press release announcing the election of George C. Freeman III as the Registrant’s President. The press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference. On December 15, 2006, the Registrant issued a press release announcing a sales plan for its non-tobacco businesses. The press release is furnished as Exhibit 99.2 to this Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Form of Employment Agreement dated November 17, 2006, between Universal Corporation and named executive officers (incorporated herein by reference to the Registrant’s Current Report on Form 8-K filed November 24, 2006, File No. 1-652).

99.1	Press Release issued by Universal Corporation, dated December 13, 2006.*

99.2	Press Release issued by Universal Corporation, dated December 15, 2006.*

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION

Date: December 18, 2006	By:	/s/ Preston D. Wigner
	Name:	Preston D. Wigner
	Title:	General Counsel and Secretary

2

Exhibit Index

Exhibit No.	Description
10.1	Form of Employment Agreement dated November 17, 2006, between Universal Corporation and named executive officers (incorporated herein by reference to the Registrant’s Current Report on Form 8-K filed November 24, 2006, File No. 1-652).

99.1	Press Release issued by Universal Corporation, dated December 13, 2006.*

99.2	Press Release issued by Universal Corporation, dated December 15, 2006.*

*	Filed herewith